Exhibit 9(ii) under Form N1-A
                                              Exhibit 10 under item 601/Reg. S-K

                                   EXHIBIT A
                                       TO
                      EXCLUSIVE PLACEMENT AGENT AGREEMENT
                      AS LAST AMENDED:  DECEMBER 11, 1996

     Pursuant to the Exclusive Placement Agreement, ESI shall be Exclusive Placement Agent with respect to the following Trusts, effective as of the date indicated below:

Name of Trust                           Date
BT Investment Portfolios:
  Liquid Assets Portfolio               September 30, 1996
  Asset Management Portfolio II         September 30, 1996
  Asset Management Portfolio III        September 30, 1996
  Global High Yield Securities PortfolioSeptember 30, 1996
  Latin American Equity Portfolio       September 30, 1996
  Small Cap Portfolio                   September 30, 1996
  Pacific Basin Equity Portfolio        September 30, 1996
  European Equity Portfolio             September 30, 1996
  International Bond Portfolio          September 30, 1996
  100% Treasury Portfolio               September 30, 1996
  Growth and Income Portfolio           September 30, 1996
  U.S. Bond Index Portfolio             September 30, 1996
  Equity 500 Equal Weighted Index Portfolio            September 30, 1996
  Small Cap Index Portfolio             September 30, 1996
  EAFE  Equity Index Portfolio          September 30, 1996
  BT RetirementPlus Portfolio           December 11, 1996
Cash Management Portfolio               September 30, 1996
Treasury Money Portfolio                September 30, 1996
Tax Free Money Portfolio                September 30, 1996


International Equity Portfolio          September 30, 1996
Utility Portfolio                       September 30, 1996
Equity 500 Index Portfolio              September 30, 1996
Short/Intermediate U.S. Government Securities PortfolioSeptember 30, 1996
Asset Management Portfolio              September 30, 1996
Capital Appreciation Portfolio          September 30, 1996
Intermediate Tax Free Portfolio         September 30, 1996



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